SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2024

SYBLEU INC.

(Exact name of registrant as specified in its charter)

Wyoming	85-1412307
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-248059

1034 Throgss Neck Expressway,  Bronx, NY 10465

(Address of Principal Executive Offices)

(800) 807-4631

(Registrants’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 4.01. Changes in Registrant’s Certifying Accountant

The financial statements of Sybleu, Inc. (the “Company”), for the fiscal years ended June 30, 2023 and 2022, were audited by BF Borgers CPA, PC (“Borgers”). On May 3, 2024, the Securities and Exchange Commission (the “SEC”) announced that it had settled charges against Borgers that it failed to conduct audits in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”). As part of the settlement, Borgers agreed to a permanent ban on appearing or practicing before the SEC.

As a result of Borgers’ settlement with the SEC, the Company has decided to dismiss Borgers as its independent accountant, effective May 6, 2024. The decision to dismiss Borgers as the Company’s independent registered public accounting firm was approved by the Company’s board of directors.

During the Company’s two most recent fiscal years ended June 30, 2023 and 2022 and the subsequent interim period through May 6, 2024, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, with Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Borgers, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Also, during this same period, there were no reportable events that existed within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

The Company provided Borgers with the disclosures under this Item 4.01(a), and requested Borgers to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company in this Item 4.01(a) and, if not, stating the respects in which it does not agree. Borgers’ letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibits	Item
16.1	Letter from Borgers
104	Cover Page Interactive Data File (formatted in Inline XBRL)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBLEU INC.

Dated: May 8, 2024	By: /s/ Jeremy Davey
Jeremy Davey
Chief Executive Officer

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